 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2011

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 000-23601

Federal	16-1540137
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 14, 2011, Pathfinder Bancorp, Inc. was notified that the independent registered public accounting firm of ParenteBeard, LLC was selling its Syracuse branch office to the Bonadio Group effective August 1st, 2011.  As a result of the shift in focus of ParenteBeard, LLC away from the Central New York Region, on June 23, 2011, the Audit Committee of the Board of Directors approved the dismissal of ParenteBeard LLC effective June 27th, 2011. Such termination was effective with the completion of services related to the review of the Company’s March 31, 2011 Form 10-Q.

The reports of ParenteBeard LLC on the financial statements of the Company for the years ended December 31, 2010 and 2009 did not contain either an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company had no disagreements with ParenteBeard LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years or the subsequent interim period through June 27, 2011, which if not resolved to the satisfaction of ParenteBeard LLC would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period through June 27, 2011.

The Company has provided ParenteBeard LLC with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that ParenteBeard LLC deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of ParenteBeard LLC is filed as Exhibit 99.1 to this Form 8-K Current Report.

On June 23, 2011, the Audit Committee of the Board of Directors approved the engagement of Bonadio & Co., LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011 and the interim periods prior to such year-end subsequent to the engagement date. During the Company’s two most recent fiscal years and any subsequent interim period, neither the Company nor anyone on its behalf has consulted with Bonadio & Co., LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement within the meaning of Item 304 (a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: June 27, 2011	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer